UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2024

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12252	13-3675988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-24920	36-3894853
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (312)
474-1300
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	The New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 12, 2024, the Board of Trustees (the “Board”) of Equity Residential (the “Company”), approved and adopted the Equity Residential Executive Severance Plan (the “Severance Plan”) applicable to non-change
in control severance. The Severance Plan was approved at the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), in connection with its annual review and benchmarking of the Company’s executive compensation plans, and covers management employees of the Company and its subsidiaries designated as eligible by the Compensation Committee, which include the Company’s chief executive officer (“CEO”) and executive vice presidents that report directly to the CEO (the “Eligible Executives” and, together with the CEO, the “Participants”). The Severance Plan was developed in consultation with the Compensation Committee’s independent compensation consultant, as the Compensation Committee determined it is typical and customary to provide a standardized framework for severance arrangements that will provide increased certainty for the Participants and the Company in the event of a non-change
in control severance. The Severance Plan is expected to assist the Company with the retention and recruitment of key executives, provide the Company with important protections, and reduce costs in the event of a dispute.
The Severance Plan does not supersede, replace, nor amend any change in control agreements between the Company and the Participants, which remain in effect. As a condition to becoming eligible for benefits under the Seve ran
ce Plan, each Participant must enter into a participation notice and agreement.
The Severance Plan provides for payment of severance and other customary benefits to Participants in the event of a termination of employment by the Company without Cause (and other than as a result of the Participant’s death or disability) or by the Participant for Good Reason (each as defined in the Severance Plan and each, a “Qualifying Termination”), subject to the (i) Participant’s execution and non-revocation
of a general release of claims in favor of the Company and (ii) continued compliance with the restrictive covenants related to post-employment non-solicitation
and
non-competition
for 24 months (CEO) or 18 months (Eligible Executives), as applicable, following a Qualifying Termination and indefinite covenants covering trade secrets, confidentiality and non-disparagement.
In the event of a Qualifying Termination, in addition to certain accrued obligations, which the Participant has earned and to which he or she is entitled, the Severance Plan provides for the following typical and customary additional payments and benefits:

•	a lump-sum pro-rata cash payment based on target performance bonus and target performance equity grant for the year of termination;

•
a cash payment equal to the sum of the Participant’s (x) annual base salary and (y) target performance bonus times the multiplier applicable to such Participant (which is 2.0 for the CEO and 1.5 for the Eligible Executives), payable in equal monthly installments over the applicable severance payment period (which is 24 months for the CEO and 18 months for the Eligible Executives) (the “severance payment period”);

•
the Company and the Participant will share responsibility for the payment of premiums required to maintain medical, dental and vision COBRA continuation coverage for the Participant and his or her dependents and beneficiaries under the Company’s group health insurance plan at substantially the same level as provided immediately prior to a Qualifying Termination, with the Participant paying the same portion of the premium which he or she had been paying (or such amount as similarly situated active Company executives would pay) and the Company covering the remaining cost, for a period of 24 months (CEO) or 18 months (Eligible Executives), as applicable;

•
a cash payment equal to the sum of each long-term incentive (“LTI”) plan award that is incomplete as of the date of Qualifying Termination, with each LTI award pro rated based on the number of days elapsed under each plan in relation to the full 36 months in the performance period, valued as if the performance period ended on the date of Qualifying Termination, vested, and paid in equal monthly installments over the applicable severance payment period; and

•
any equity awards issued to a Participant pursuant to the Company’s Share Incentive Plan which are unvested at the time of a Qualifying Termination shall immediately vest and any vested option awards shall continue to be exerciseable until the expiration of the Participant’s severance payment period.

The foregoing summary is qualified in its entirety by reference to the Severance Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.
On December 18, 2024, ERP Operating Limited Partnership, the Company’s operating partnership (the “Operating Partnership”), increased the maximum aggregate amount for which it may issue, from time to time, unsecured notes (the “Notes”) pursuant to its U.S. dollar-denominated commercial paper program from a maximum aggregate amount outstanding at any time of $1.0 billion to $1.5 billion. The Notes are sold under customary terms in the United States commercial paper note market and rank pari passu with all of the Operating Partnership’s other unsecured senior indebtedness. The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes are being sold pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. The information contained in this Current Report on Form
8-K
is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Equity Residential Executive Severance Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: December 18, 2024	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	EQUITY RESIDENTIAL, its general partner

Date: December 18, 2024		By:	/s/ Scott J. Fenster
		Name:	Scott J. Fenster
		Its:	Executive Vice President and General Counsel